Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes [Abstract]
Income Taxes

Note 10: Income Taxes

The sources of income (loss) before taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates for the years ended December 31, 2011, 2010, and 2009 are as follows:

	2011	2010	2009
	(in millions)
The Netherlands source	$32	$17	$(13)
Foreign sources	1,119	399	(80)

Income (loss) before taxes and equity in income (loss) of unconsolidated subsidiaries and affiliates	$1,151	$416	$(93)

The provision for income taxes for the years ended December 31, 2011, 2010, and 2009 consisted of the following:

	2011	2010	2009
	(in millions)
Current income taxes	$217	$105	$159
Deferred income taxes	126	(28)	(67)

Total income tax provision	$343	$77	$92

A reconciliation of CNH's statutory and effective income tax rate for the years ended December 31, 2011, 2010, and 2009 is as follows:

	2011	2010	2009
Tax provision at the Netherlands statutory rate	25%	26%	26%
Foreign income taxed at different rates	9	15	(2)
Change in valuation allowance	(3)	(9)	(147)
Withholding taxes and credits	3	6	(5)
Tax contingencies	(1)	(16)	(2)
Tax credits and incentives	(4)	(10)	38
Tax rate and legislative changes	1	6	(4)
Other	—	1	(3)

Total income tax provision	30%	19%	(99)%

During 2011, CNH reduced net tax contingencies by approximately $10 million as a result of the settlement of certain tax examinations. In addition, CNH released $49 million of allowances on deferred tax assets in certain jurisdictions, where it was deemed more likely than not that the assets will be realized based on available evidence.

The components of net deferred tax assets as of December 31, 2011 and 2010 are as follows:

	2011	2010
	(in millions)
Deferred tax assets:
Pension, postretirement and post employment benefits	$535	$563
Marketing and sales incentive programs	317	213
Allowance for credit losses	128	186
Inventories	86	110
Warranty and campaigns	79	74
Restructuring	11	14
Accrued liabilities	307	379
Tax loss carry forwards	542	859
Less: Valuation allowances	(443)	(757)

Total deferred tax assets	$1,562	$1,641

Deferred tax liabilities:
Other intangible assets	197	196
Property, plant and equipment	340	292
Inventories	99	95
Other	54	52

Total deferred tax liabilities	690	635

Net deferred tax assets	$872	$1,006

Net deferred tax assets are reflected in the accompanying consolidated balance sheets as of December 31, 2011 and 2010 as follows:

	2011	2010
	(in millions)
Current deferred tax asset	$645	$633
Other assets	542	536
Other accrued liabilities	(129)	(56)
Other liabilities	(186)	(107)

Net deferred tax asset	$872	$1,006

CNH has tax loss carry forwards in a number of tax jurisdictions. The years in which these tax losses expire are as follows: $3 million in 2012; $3 million in 2013; $15 million in 2014; $22 million in 2015; $30 million in 2016; $17 million in 2017; $6 million in 2018 and $79 million with expiration dates from 2019 through 2031. CNH also has tax loss carry forwards of approximately $2 billion with indefinite lives. Certain countries have a "change in ownership" rule that results in forfeiture of tax loss carry forwards. Due to the Fiat demerger, on January 1, 2011, CNH forfeited nearly $1 billion of tax loss carry forwards that were offset by full long-standing valuation allowances, principally relating to Germany.

CNH formerly participated in tax sharing agreements with other Fiat Group companies in the U.K. and Italy. These agreements allow tax losses generated in one company to offset the income of the other companies within the Fiat Group. Due to the Fiat demerger, CNH now participates in tax sharing agreements in the U.K. and Italy with companies in the Fiat Industrial Group. CNH derived $61 million, $66 million and $28 million for the years ended December 31, 2011, 2010 and 2009 of tax benefit from the tax sharing agreements.

A reconciliation of the gross amounts of tax contingencies at the beginning and end of the year is as follows:

	2011	2010
	(in millions)
Balance, beginning of year	$312	$423
Additions based on tax positions related to the current year	36	18
Additions for tax positions of prior years	36	66
Reductions for tax positions of prior years	(53)	(134)
Reductions for tax positions as a result of lapse of statute	(25)	(26)
Settlements	(1)	(35)

Balance, end of year	$305	$312

The total amount of tax contingencies, if recognized, would affect the total income tax provision by $117 million.

The remaining tax contingencies included in the balance sheet at December 31, 2011 are principally related to tax positions for which there are offsetting tax receivables or tax contingencies related to timing items. Based on worldwide tax audits which are scheduled to close over the next twelve months, the Company expects to have decreases of approximately $144 million and increases of approximately $57 million to tax contingencies primarily related to transfer pricing. These changes in tax contingencies are not expected to have a material impact on the effective tax rate due to compensating adjustments to related tax receivables.

Included in the balance at December 31, 2011, are $5 million of tax positions for which the ultimate deductibility is highly certain, but for which there is uncertainty about the timing of such deductibility. The disallowance of a shorter deductibility period would accelerate the payment of cash to the taxing authority to an earlier period.

The Company recognizes interest and penalties accrued related to tax contingencies as part of the income tax provision. During the years ended December 31, 2011, 2010 and 2009, the Company recognized approximately $(5) million, $(18) million and $9 million in interest and penalties, respectively. The Company had approximately $48 million, $55 million and $70 million for the payment of interest and penalties accrued at December 31, 2011, 2010 and 2009, respectively.

In the first quarter of 2010, the U.S. Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010 (collectively the "Health Care Acts") were signed into law. The Health Care Acts contain a provision eliminating tax deductibility of retiree health care costs to the extent of federal subsidies received by plan sponsors that provide retiree prescription drug benefits equivalent to Medicare Part D coverage. However, the tax benefit related to the Medicare Part D subsidies would be extended until December 31, 2012. For all tax years ending after December 31, 2012 there would no longer be a tax benefit for the Medicare Part D subsidies. Therefore, the impact to the Company for the loss of this future tax benefit (after December 31, 2012) was an additional tax expense of $22 million recorded in 2010.

During 2011, certain countries enacted changes to their respective statutory income tax rate which are effective starting in 2011. Effective on January 1, 2011, the Netherlands reduced its corporate income tax rate from 25.5% to 25%. In addition to changes in statutory tax rates, certain countries enacted legislation limiting the amount of loss carryforwards that can offset taxable income. In September 2011, France announced the Amended Finance Act of 2011. Under the new provisions, the amount of losses that can be utilized in the current year would be limited to 60% of the current year taxable profits that exceed €1 million euro. On July 17, 2011, Law Decree n. 98/2011 which repealed the five-year carryforward rules and allows only 80% of the fiscal year's taxable income to be offset by ordinary losses, was enacted by the Italian parliament. Therefore, an Italian company must pay IRES federal tax on at least 20% of its taxable income starting in 2011.

The Company files income tax returns in various foreign jurisdictions, of which the U.S., Brazil, Australia, Canada, and certain countries in the European Union represent the major tax jurisdictions. The Company is currently under tax examinations by various taxing authorities for years 1997 through 2011 that are anticipated to be completed by the end of 2014. During 2011, the Company settled various tax examinations and has made cash payments of approximately $1 million. Certain taxing authorities have proposed adjustments to the Company for certain tax positions and the Company is currently engaged in competent authority proceedings. The Company anticipates that it is reasonably possible to reach a settlement by the end of 2012. The potential tax deficiency assessment could result in cash payments in the range of $50 to $55 million. The Company has provided for tax contingencies and related competent authority recovery. The Company does not believe that the resolution of the competent authority proceedings will have a material adverse effect on the Company's financial position or its results of operations.

The Company has not provided deferred taxes on $3.2 billion undistributed earnings of non-Netherlands' subsidiaries at December 31, 2011, as the Company's intention continues to be to indefinitely reinvest these earnings in non-Netherlands operations. In order to better align the Company's global equity structure, Case New Holland Inc. distributed $2 billion to CNH Global N.V. in a non-recurring distribution on December 22, 2011. This distribution is subject to a 5% U.S. withholding tax, which resulted in a $32 million tax expense for 2011.